UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  May 10, 2005


                          HOLLINGER INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               1-14164                                  95-3518892
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       (Commission File Number)            (I.R.S. Employer Identification No.)


    712 FIFTH AVENUE, NEW YORK, NY                         10019
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(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (212) 586-5666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            On May 10, 2005, the Corporate Review Committee of the Board of Directors of Hollinger International Inc., a Delaware corporation (the "COMPANY"), approved Amendment No. 1 (the "AMENDMENT") to its Rights Agreement (the "RIGHTS AGREEMENT"), dated as of January 25, 2004, by and between the Company and Mellon Investor Services LLC, a New Jersey limited liability company, as Rights Agent (the "RIGHTS AGENT").

            The Amendment (i) renumbers certain sections of the Rights Agreement and (ii) amends the definition of the term "Exempt Stockholder" to include RSM Richter Inc. ("RICHTER") in its capacity (but solely in its capacity) as (x) interim receiver, receiver and manager of the assets, undertakings and properties of Ravelston Corporation Limited ("RCL") and Ravelston Management Inc. ("RMI") pursuant to the Receivership Order of the Ontario Superior Court of Justice dated April 20, 2005, and (y) monitor of RCL and RMI pursuant to the CCAA Initial Order of the Ontario Superior Court of Justice dated April 20, 2005 (Richter, in its capacities as interim receiver, receiver, manager and monitor pursuant to the foregoing orders of the Ontario Superior Court of Justice, is referred to as the "RECEIVER"), and any Person (as such term is defined in the Rights Agreement) which as of April 20, 2005 was a direct or indirect Subsidiary (as such term is defined in the Rights Agreement) of RCL or RMI (a "RAVELSTON SUBSIDIARY"); PROVIDED, that each such Ravelston Subsidiary shall only be deemed to be an Exempt Stockholder for purposes of this clause (b) for so long as (x) it is and remains a Ravelston Subsidiary, (y) Richter remains Receiver, and (z) Richter, in its capacity as Receiver, beneficially owns no more Class B Common Shares or Class A Common Shares of the Company than were beneficially owned by RCL and RMI on April 20, 2005.

            The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

            The press release announcing this matter is attached as Exhibit 99.1 and is incorporated herein by reference.


ITEM 3.03   MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

            Please see the information set forth under "Item 1.01 - Entry into a Material Definitive Agreement," which is incorporated into this Item 3.03 by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a)         None.
(b)         None.
(c)         Exhibits.

            EXHIBIT NUMBER       DESCRIPTION OF EXHIBITS
            --------------       -----------------------

            Exhibit 4.1 Amendment No. 1, dated as of May 10, 2005, to the Rights Agreement dated as of January 25, 2004, between the Company and Mellon Investor Services LLC, a New Jersey limited liability company, as Rights Agent



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HOLLINGER INTERNATIONAL INC.
                                               (Registrant)


Date: May 11, 2005                      By: /s/ James R. Van Horn
                                            ------------------------------------
                                        Name:  James R. Van Horn
                                        Title: VP, General Counsel and Secretary

                                  EXHIBIT INDEX


EXHIBIT NUMBER       DESCRIPTION OF EXHIBITS
--------------       -----------------------

Exhibit 4.1 Amendment No. 1, dated as of May 10, 2005, to the Rights Agreement dated as of January 25, 2004, between the Company and Mellon Investor Services LLC, a New Jersey limited liability company, as Rights Agent